UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2013

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	223536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 202 Newtown, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 267-759-9000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

EPAM Systems, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2013 AGM”) on June 13, 2013. At the 2013 AGM, a total of 45,293,874 shares were represented in person or by valid proxy and the Company’s stockholders took the following actions:

Election of Directors
Each of the nominated directors was elected to serve as Class I director to hold office for a three-year term until the annual general meeting in 2016, or until their successors are elected and qualified. Votes cast were as follows:

Nominee	Votes FOR	Withheld	Broker non- votes
Karl Robb	34,269,278	2,073,096	6,924,581
Richard Michael Mayoras	35,621,670	720,704	6,924,581

Ratification of Appointment of Independent Auditors
Stockholders of the Company also ratified the appointment of Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ended December 31, 2013. Votes cast were as follows:

FOR: 43,062,345            AGAINST: 91,916            ABSTAIN: 112,694

The proposals presented at the 2013 AGM are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAM SYSTEMS, INC.

Date: June 17, 2013	By:	/s/ ILYA CANTOR
		Name:	Ilya Cantor
		Title:	Senior Vice President, Chief Financial Officer and Treasurer